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                                                                    Exhibit 10.6

                           IDERA PHARMACEUTICALS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                           dated as of March 24, 2006

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                           IDERA PHARMACEUTICALS, INC.

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "AGREEMENT") is entered into as of March 24, 2006 by and among Idera Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), Biotech Shares Ltd. (the "INVESTOR") and Youssef El-Zein (the "AGENT").

     WHEREAS, the Company is conducting an offering (the "OFFERING") of up to $9,750,000 of shares of the Company's common stock, $0.001 par value per share (the "COMMON STOCK"), pursuant to the Common Stock Purchase Agreement dated as of March 24, 2006, by and between the Investor and the Company (the "PURCHASE AGREEMENT");

     WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to issue to the Investor warrants to purchase Common Stock of the Company (the "INVESTOR WARRANTS");

     WHEREAS, pursuant to the Purchase Agreement, the Company may, in its sole discretion, issue up to three Purchase Notices (as defined in the Purchase Agreement) pursuant to which the Company will issue and sell shares of Common Stock to the Investor;

     WHEREAS, in connection with the Offering, the Company has engaged the Agent and may issue to the Agent warrants to purchase shares of Common Stock (the "AGENT WARRANTS"); and

     WHEREAS, to induce the Investor to enter into the Purchase Agreement and the Agent to assist the Company in the Offering, the Company has agreed to provide registration rights under the Securities Act (as defined below) and applicable state securities laws, as described below;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Agent and the Investor hereby agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York or in Boston, Massachusetts are required by law to remain closed.

          (b) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.


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          (d) "Indemnified Party" means a party entitled to indemnification pursuant to Section 7.

          (e) "Indemnifying Party" means a party obligated to provide indemnification pursuant to Section 7.

          (f) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and governmental entity or any department or agency thereof.

          (g) "Registrable Securities" means (i) the shares of Common Stock issued or issuable upon exercise of the Investor Warrants and the Agent Warrants, (ii) the shares of Common Stock issued or issuable to the Investor pursuant to Section 3 of the Purchase Agreement, and (iii) any other shares of Common Stock issued in respect of such shares (as a result of a stock split, stock dividend, reclassification, recapitalization or other similar transaction affecting the Common Stock); provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the earliest of (A) the date that such shares are eligible to be sold under Rule 144 of the Securities Act, without restriction by the volume limitations of Rule 144(e) of the Securities Act, (B) the date that such shares are sold (I) pursuant to a registration statement, (II) to or through a broker, dealer or underwriter in a public securities transaction and/or (III) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act such that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) any sale or transfer to any Person which by virtue of Section 9 of this Agreement is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon exercise of the Agent Warrants and the Investor Warrants, in each case to the extent any such warrants are outstanding, even if such exercise has not been effected.

          (h) "Registration Statement" means a registration statement of the Company filed under the Securities Act and covering Registrable Securities.

          (i) "Rightsholders" means the Investor, the Agent and any persons or entities to whom the rights granted under this Agreement are transferred by the Investor, the Agent or his or its successors or assigns pursuant to Section 9 of this Agreement.

          (j) "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     2. Registration

          (a) The Company shall use its best efforts to prepare and file with the Commission within 60 days of the date hereof a Registration Statement (the "INITIAL REGISTRATION STATEMENT") covering the resale of the Registrable Securities issued or issuable upon exercise of the Investor Warrants and the Agent Warrants and such other shares of Common Stock as the Company may desire to include pursuant to registration rights agreements


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with other Persons. The Company shall use its best efforts to have the Initial
Registration Statement declared effective by the Commission within 90 days after the date the Initial Registration Statement is filed or as soon as possible thereafter.

          (b) The Company shall use its best efforts to prepare and file with the Commission within 90 days of the date hereof a Registration Statement (the "PRE-ISSUANCE REGISTRATION STATEMENT") covering the resale of the maximum number of shares of Common Stock that may be issued to the Investor pursuant to Section 3 of the Purchase Agreement as of the filing of such Pre-Issuance Registration Statement. The Company shall use its best efforts to have the Pre-Issuance Registration Statement declared effective by the Commission within 90 days after the date the Pre-Issuance Registration Statement is filed or as soon as possible thereafter.

          (c) In the event that any shares of Common Stock are issued to the Investor pursuant to Section 3 of the Purchase Agreement prior to the date the Pre-Issuance Registration Statement is declared effective by the Commission (the "UNREGISTERED SHARES"), the Company shall use its best efforts to prepare and file with the Commission within 60 days of the date such Unregistered Shares are issued by the Company a Registration Statement (an "ADDITIONAL REGISTRATION STATEMENT") covering the resale of such Unregistered Shares. The Company shall use its best efforts to have an Additional Registration Statement declared effective by the Commission within 90 days after the date such Additional Registration Statement is filed or as soon as possible thereafter.

          (d) In the event that the Company receives any comments from the Commission with respect to a Registration Statement, the Company shall notify the Rightsholders that it has received such comments and shall respond to the Commission as to such comments as promptly as practicable.

          (e) The Company shall use its best efforts to cause each Registration Statement to remain effective until the date on which the Rightsholders do not hold any Registrable Securities covered by such Registration Statement.

     3. Registration Procedures.

          (a) In connection with the effectiveness of each Registration Statement, the Company shall furnish to each Rightsholder such reasonable numbers of copies of the relevant prospectus and such documents incident thereto, including any amendment of or supplement to such prospectus, as a Rightsholder from time to time may reasonably request in order to facilitate the disposition of such Rightsholder's Registrable Securities under such Registration Statement in conformity with the requirements of the Securities Act.

          (b) The Company shall use its best efforts to register or qualify the Registrable Securities covered by a Registration Statement under the securities laws of such states of the United States as the Rightsholders may reasonably request; provided, however, that the Company shall not be required in connection with this paragraph (b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.


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          (c) If the Company has delivered preliminary or final prospectuses to the Rightsholders and if after having done so the Company determines that such prospectus and/or the Registration Statement of which such prospectus constitutes a part needs to be amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Rightsholders and, if requested by the Company, the Rightsholders shall immediately cease making offers or sales of shares under such Registration Statement and shall return all such prospectuses to the Company. The Company shall as promptly as reasonably practicable prepare and file with the Commission any required amendment or supplement and following such filing, and, if applicable, the effectiveness of such filing, shall provide the Rightsholders with revised or supplemented prospectuses. Following receipt of the revised or supplemented prospectuses, the Rightsholders shall be free to resume making offers and sales under such Registration Statement.

          (d) If requested in writing by a Rightsholder in connection with the transfer by such Rightsholder of Registrable Securities held by such Rightsholder and the corresponding rights of the Rightsholder under this Agreement as permitted by Section 9, then the Company shall, subject to compliance by the transferee with Section 5 as a Rightsholder thereunder, prepare and file with the Commission an amendment or supplement to the applicable Registration Statement for the purpose of listing such transferee as an additional selling stockholder under such Registration Statement.

          (e) The Company shall use its best efforts to cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     4. Limitations on Registration Rights.

          (a) The Company may, by written notice to the Rightsholders, (i) delay the filing of, or effectiveness of, a Registration Statement (notwithstanding the provisions of Section 2) or (ii) suspend a Registration Statement after effectiveness and require that the Rightsholders immediately cease sales of shares pursuant to such Registration Statement, in the event that the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with such Registration Statement would require disclosure of such activity, transaction, preparations or negotiations.

          (b) If the Company requires the Rightsholders to cease sales of shares pursuant to paragraph (a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such Registration Statement and/or give written notice to all Rightsholders authorizing them to resume sales pursuant to such Registration Statement. If as a result thereof the prospectus included in such Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Rightsholders given pursuant to this paragraph (b), and the Rightsholders shall make no offers or sales of shares pursuant to such Registration Statement other than by means of such revised prospectus.


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          (c) Notwithstanding the foregoing, the Company may not (i) delay the filing of, or the effectiveness of, a Registration Statement or (ii) suspend such Registration Statement, pursuant to paragraph (a) above on more than two occasions during any 12-month period or for more than 60 days per such occasion.

     5. Obligations of the Rightsholders.

          (a) The Company shall not be required to include any Registrable Securities in a Registration Statement unless such Rightsholder shall have furnished to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required by the Company to effect the effectiveness of such Registration Statement and unless such Rightsholder shall have executed such documents in connection with such Registration Statement as the Company may reasonably request. Each Rightsholder shall promptly notify the Company of any material change with respect to such information previously provided to the Company by such Rightsholder, including without limitation notice of the sale by the Rightsholder of any Registrable Securities.

          (b) Each Rightsholder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder.

     6. Expenses of Registration. The Company shall pay the expenses incurred by it in complying with its obligations under this Agreement, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding (a) any brokerage fees, selling commissions or underwriting discounts incurred by the Rightsholders in connection with sales under the Registration Statement and (b) the fees and expenses of any counsel retained by Rightsholders.

     7. Indemnification and Contribution.

          (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Rightsholder, each of its officers, directors and partners, and each underwriter of such Registrable Securities, if any, and each other person, if any, who controls such Rightsholder or underwriter within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which such Rightsholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement registering such Registrable Securities, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement or (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Rightsholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Rightsholder, underwriter or controlling person in connection with


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investigating or defending any such loss, claim, damage, liability or action;
provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by or on behalf of such Rightsholder, underwriter or controlling person and stated to be specifically for use in connection with such Registration Statement; and provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Registration Statement, prospectus or amendment or supplement that was eliminated, remedied or cured by the Company, such indemnity agreement shall not inure to the benefit of any Rightsholder from whom the Person asserting any loss, claim, damage or liability purchased the Registrable Securities if a copy of such Registration Statement, prospectus, amendment or supplement was provided by the Company to the Rightsholder but was not given or sent to such Person by the Rightsholder prior to written confirmation of such sale.

          (b) Each Rightsholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with written information relating to such Rightsholder furnished to the Company by such Rightsholder and stated to be specifically for use in connection with such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Rightsholder hereunder shall be limited to an amount equal to the net proceeds to such Rightsholder of Registrable Securities sold in connection with such registration.

          (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 7 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes based upon written advice of its counsel that representation of such Indemnified Party by the counsel retained by the


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Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Rightsholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Rightsholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Rightsholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Rightsholders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(d), (i) in no case shall any one Rightsholder be liable or responsible for any amount in excess of the gross proceeds received by such Rightsholder from the offering of Registrable Securities and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 7(d) except to the extent that the party or parties from whom contribution may be sought are adversely affected. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.


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     8. Reporting. With a view to making available to the Rightsholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Rightsholders to sell securities of the Company to the public without registration ("RULE 144"), for so long as Rightsholders continue to own Registrable Securities, the Company shall use its reasonable efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, and file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (b) furnish to each Rightsholder, for so long as such Rightsholder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other information as may be reasonably requested to permit the Rightsholders to sell such securities pursuant to Rule 144 without registration.

     9. Assignment of Registration Rights. The rights under this Agreement shall not be assigned by any Rightsholder except in connection with the transfer of Registrable Securities by such Rightsholder to an affiliate or shareholder of such Rightsholder, provided that (i) the Rightsholder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company; (ii) the Company is furnished with written notice of
(a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; (iii) at or before the time the Company receives the written notice contemplated by clause
(ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the obligations of an Rightsholder under this Agreement; and (iv) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

     10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Rightsholders who then hold at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Rightsholder and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     11. Miscellaneous.

          (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.


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          (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) two (2) Business Days after deposit with a reputable overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

                         Idera Pharmaceuticals, Inc.
                         345 Vassar Street
                         Cambridge, MA 02139-4818
                         Telephone: 617-679-5500
                         Facsimile: 617-679-5592
                         Attention: Chief Financial Officer

     with a copy to:

                         Wilmer Cutler Pickering Hale and Dorr LLP
                         60 State Street
                         Boston, MA 02109
                         Telephone: 617-526-6000
                         Facsimile: 617-526-5000
                         Attention: David E. Redlick, Esq.

     If to the Investor:

                         Biotech Shares Ltd.
                         St. James's Chambers
                         64A Athol Street
                         Isle of Man IM1 1JE

     If to the Agent:

                         Youssef El-Zein
                         Starco Center
                         Omar Daouk Street
                         Bloc B, 1st Floor
                         Beirut Central District
                         Beirut 2020-3313
                         Lebanon

     If to a Rightsholder, to its address and facsimile number as set forth above, or to such other address and/or facsimile number and/or to the attention of such other Person as the


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recipient party has specified by written notice given to each other party five
(5) days prior to the effectiveness of such change.

     Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a reputable overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

          (e) This Agreement and the documents referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the documents referenced herein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (f) Subject to the requirements of Section 9 of this Agreement, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


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          (j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]


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     IN WITNESS WHEREOF, the parties have caused this Registration Rights
Agreement to be duly executed as of the day and year first above written.

                                        COMPANY:

                                        IDERA PHARMACEUTICALS, INC.


                                        By: /s/ Sudhir Agrawal
                                            ------------------------------------
                                        Name: Sudhir Agrawal
                                        Title: Chief Executive Officer


                                        INVESTOR:

                                        BIOTECH SHARES LTD.


                                        By: /s/ Oussama Salam
                                            ------------------------------------
                                        Name: Oussama Salam
                                        Title: Director


                                        AGENT:

                                        YOUSSEF EL-ZEIN


                                        /s/ Youssef El-Zein
                                        ----------------------------------------


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